                                                                   EXHIBIT 10.15

                                                                  EXECUTION COPY



                             Employment Agreement
                                    Between

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                                      and

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                              EMPLOYMENT AGREEMENT

     THIS AGREEMENT dated as of July ____, 1998, between _________________, a _________________ corporation (the "Company"), and ____________________, a resident of _________________, _________________ (the "Executive"),

                              W I T N E S S E T H:

     WHEREAS, on the date of this Agreement, the Company, Work International Corporation, a Texas corporation ("WORK"), Acquisition, Inc., a _________________ corporation and a wholly owned subsidiary of WORK (the "Merger Subsidiary"), and the stockholders of the Company, including the Executive, are entering into an Agreement and Plan of Reorganization (the "Acquisition Agreement"), under which the Company will merge with the Merger Subsidiary in a merger (the "Merger") of which the Company will be the surviving corporation and as a result of which the Company will become a wholly owned subsidiary of WORK; and

     WHEREAS, the Executive has served as an officer and director of the Company, and has contributed substantially to the Company's growth and success; and

     WHEREAS, WORK wishes to insure that the Company will have the continued benefit of the Executive's knowledge and experience concerning the affairs of the Company and the staffing industry generally, and to keep them from being availed of by third parties, and has therefore required as a condition to its execution of the Acquisition Agreement that the Executive enter into this Agreement to become effective upon consummation of the Merger; and

     WHEREAS, the Executive is willing to accept employment by the Company on the terms and conditions of this Agreement;

     NOW, THEREFORE, the Company and the Executive agree as follows:

     1.  Employment, Duties and Acceptance.

     1.1 Employment by the Company. The Company agrees to employ the Executive as _________________ of the Company for the duration of the Employment Term (as defined in Section 2 below), to render such services and to perform such duties as are normally associated with and inherent in the executive capacity in which the Executive will be serving, as well as such other duties, which are not inconsistent with the Executive's position as an executive of the Company, as shall from time to time reasonably be assigned to him by the Board of Directors of the Company (the "Board of Directors")

     1.2 Acceptance of Employment by the Executive. The Executive accepts such employment for the Employment Term and agrees to render the services required of him under

Section 1.1. During the Employment Term, the Executive shall devote his full business time, attention and energy to the business of the Company and the performance of his duties under this Agreement. The foregoing shall not, however, prohibit the Executive from making and managing personal investments, or from engaging in civic or charitable activities, that do not materially impair the performance of his duties under this Agreement. If appointed or elected, as applicable, the Executive also shall serve during all or any part of the Employment Term as any other officer and/or as a director of the Company or any of its subsidiaries or affiliates, without any additional compensation other than that specified in this Agreement.

     1.3 Place of Performance. The Executive shall be based in the Greater _________________ Metropolitan Area, and nothing in this Agreement shall require the Executive to relocate his base of employment or principal place of residence from the Greater _________________ Metropolitan Area.

     1.4 Termination of Existing Contracts. The Executive agrees that all other agreements and contracts, whether written or oral, relating to the employment of the Executive by the Company shall be terminated effective as of the commencement of the Employment Term. However, nothing in this Section 1.4 shall (i) affect accrued vacation, holiday or sick pay accruals (but only to the extent such accruals were reflected in the Company's financial statements delivered to WORK pursuant to the Acquisition Agreement or in the Disclosure Statement delivered to WORK pursuant to the Acquisition Agreement), (ii) require the Company to cease to make available to the Executive, and, subject to his meeting all applicable eligibility requirements, the Executive shall be entitled to continue to be covered under, all group health, medical and dental insurance policies, plans and programs maintained by the Company for its employees generally, in each case until replacement coverage is provided by the Company, or (iii) impair or adversely affect any indemnification rights that Executive may have under statutes empowering corporations in the Company's state of incorporation to indemnify their officers and directors, or under the Company's bylaws or any written indemnification agreement between the Executive and the Company implementing such statutory indemnification rights, but only with respect to third-party claims or proceedings that relate to actions taken by the Executive as an officer or director of the Company prior to the date hereof and that are disclosed to WORK in the Disclosure Statement delivered to WORK pursuant to the Acquisition Agreement or, if asserted or brought for the first time after the date hereof, would not constitute a breach of the representations or warranties of the Company or its stockholders under the Acquisition Agreement.

     2. Employment Term. The term of the Executive's employment under this Agreement (the "Employment Term") shall commence on the date of consummation of the Merger pursuant to the Acquisition Agreement (the "Commencement Date"), and shall continue through and expire on the _________________ [INSERT "second" or "third"] anniversary of the Commencement Date (the "Expiration Date"), unless earlier terminated as herein provided. However, if the Acquisition Agreement is terminated under the terms of its Article XII, then this Agreement shall also terminate, automatically and without the requirement of any action on the part of either of its parties.

     3.  Compensation and Other Benefits.

     3.1 Annual Salary. As compensation for services to be rendered under this Agreement, the Company shall pay the Executive a salary (the "Annual Salary") at a rate of $_________________ per annum . After the first anniversary of the Commencement Date, the Annual Salary will be subject to such increases as the Board of Directors may, in its discretion, approve. The Executive shall also be eligible, during the balance of the Employment Term after the first anniversary of the Commencement Date, to receive such other compensation, whether in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, restricted stock awards or otherwise (collectively, the "Additional Compensation"), as the Board of Directors (or any committee of the Board) may, in its discretion, approve. The Annual Salary and the Additional Compensation shall be payable in accordance with the applicable payroll and/or other compensation policies and plans of the Company as in effect from time to time during the Employment Term, less such deductions as shall be required to be withheld by applicable law and regulations.

     3.2 Participation in Employee Benefit Plans. The Executive shall be permitted, during the Employment Term, if and to the extent he is and continues to meet all applicable eligibility requirements, to participate in any group life, hospitalization or disability insurance plan, health program, pension plan, similar benefit plan or other "fringe benefits" of the Company, which may be available to all other members of the Company's management on generally the same terms.

     3.3 Executive Support. The Company shall provide to the Executive office facilities, furniture, and equipment, secretarial and support personnel and other management level support services as the Executive shall reasonably require in connection with his performance of his duties under this Agreement.

     3.4 Reimbursement of Business Expenses. The Executive may incur reasonable, ordinary and necessary business expenses in the course of his performance of his duties under this Agreement, including expenses for travel, food and entertainment. The Company shall reimburse the Executive for all such business expenses if (i) the expenses are incurred by the Executive in accordance with the Company's business expense reimbursement policy, if any, as may be established and modified by the Company from time to time, and (ii) the Executive provides to the Company a record of and appropriate receipts for (A) the amount of the expense, (B) the date, place and nature of the expense, (C) the business reason for the expense and (D) the names, occupations and other data concerning individuals entertained sufficient to establish their business relationship to the Company. The Company shall have no obligation to reimburse the Executive for expenses that are not incurred and substantiated as required by this Section 3.4.

INSERT FOR EXECUTIVES WHO WILL RECEIVE AUTO OR AUTO ALLOWANCE

[     3.5  Automobile.  The Company shall provide the Executive with the use of a Company-owned or leased automobile for use by the Executive in connection with the performance of his duties under this Agreement, and shall pay the reasonable costs of insuring, operating and maintaining the automobile, or, in lieu thereof the Company, at is option, may pay to the Executive an automobile allowance to help defray the Executive's cost of owning and operating a personal automobile for such purpose.] INSERT FOR THOSE COMPANIES THAT DID NOT BACK OUT THE COST OF AN AUTO IN EBIT [Such Company furnished automobile or such allowance shall be comparable to the automobile or allowance that was taken into account in determining the merger consideration that is to be paid by the Company to the Company's stockholders pursuant to the Acquisition Agreement. ]

     3.6 Indemnification. The Company shall indemnify the Executive for actions taken in the course and scope of his duties to the Company to the fullest extent permitted under _________________ law.

     4.  Non-Competition.

     4.1 Covenants Against Competition. The Executive acknowledges that (i) the Company, which for purposes of this Section 4 includes WORK and all of its present and future subsidiaries and affiliates, including subsidiaries and affiliates that may be formed or incorporated during the Restricted Period (as defined in Section 4.1.1), is engaged in the business of providing temporary personnel staffing, personnel placement, staff leasing, professional employer organization and training or business solutions (the "Business"); (ii) the Executive is one of a limited number of persons who has performed a significant role in developing the Business; (iii) the Business is conducted throughout the United States and internationally; (iv) his work for the Company has given him, and will continue to give him, possession of and access to trade secrets of, and confidential information concerning, the Company; (v) the agreements and covenants contained in this Section 4 (collectively, the "Restrictive Covenants") are essential to protect the Business and the goodwill of the Company; (vi) he has means to support himself and his dependents other than by engaging in the Business in violation of the Restrictive Covenants, and (vii) the Restrictive Covenants will not impair his ability to do so. Accordingly, the Executive agrees as follows:

               4.1.1 Non-Compete. During the Restricted Period, the Executive shall not (A) engage, anywhere within the Territory (as hereinafter defined), as an officer, director or in any other managerial capacity or as an owner, co-owner or other investor or creditor in or of, whether as an employee, independent contractor, consultant or advisor, in any business selling or providing any services which are sold or offered by the Company, within a 50-mile radius surrounding each office (each a "facility" and the area within a 50-mile radius of each such facility, the "Territory") at which the Executive was employed by the Company within the three-year period immediately preceding the date of the Executive's termination of employment, or (B) call on any person or entity that at the time is, or at any time within one year prior to the date of termination of the Executive's employment was, a customer of the Company, for the purpose of soliciting or selling any product or service which is then sold or offered within the Territory by the Company if the Executive has knowledge of that customer relationship; provided, however, that nothing in this Section 4.1.1 shall prohibit the Executive from owning, directly or indirectly, solely as an investment, securities of any entity traded on any national securities exchange or over-the-counter market if the Executive is not a controlling person of, or a member of a group which controls, such entity and does not, directly or indirectly, own one percent or more of any class of securities of such entity. As used in this Section 4, the term "Restricted Period" means the period beginning on the Commencement Date and ending on the date which is the later of two years after the Commencement Date or one year after the Executive's employment with the Company terminates for any reason.

               4.1.2 Confidential Information; Personal Relationships. During the Restricted Period and two years thereafter, the Executive shall keep secret and retain in strict confidence, and shall not use for the benefit of himself or others, all confidential matters of the Company, including, without limitation, "know-how," trade secrets, customer lists, details of client or consultant contracts, pricing policies, bidding practices and procedures, operational methods, marketing plans or strategies, project development techniques or plans, business acquisition plans, new personnel acquisition plans, inventions and research projects of the Company learned by the Executive heretofore or during the Restricted Period; nor shall the Executive, during the Restricted Period, exploit for his own benefit, or the benefit of others, personal relationships with customers, suppliers or agents of the Company in connection with or adversely affecting the Business formed previously during the course of his association with the Company or formed during the Restricted Period.

               4.1.3 Property of the Company. All memoranda, notes, lists, records and other documents or papers (and all copies thereof), including such items stored in computer memories, on microfiche or by any other means, made or compiled by or on behalf of the Executive, or made available to the Executive relating to the Company, other than purely personal matters, are and shall be the Company's property and shall be delivered to the Company promptly upon the termination of the Executive's employment (whether such termination is for Cause, as hereinafter defined, or otherwise) or at any other time on request of the Company.

               4.1.4 Employees of the Company. During the Restricted Period and thereafter for as long as the Executive shall remain an employee of or consultant to the Company, the Executive shall not, directly or indirectly, hire or solicit any employee or agent of the Company away from the Company or encourage any such employee or agent to leave such employment.

               4.1.5 Consultants of the Company. During the Restricted Period and thereafter for as long as the Executive shall remain an employee of or consultant to the Company, the Executive shall not, directly or indirectly, hire or solicit any consultant then under contract with the Company or encourage any such consultant to terminate such relationship.

               4.1.6 Acquisition Candidates. During the Restricted Period and thereafter for as long as the Executive shall remain an employee of or consultant to the Company, the Executive shall not call on any Acquisition Candidate (as defined below in this Section 4.1.6), with the knowledge of such Acquisition Candidate's status as such, for the purpose of acquiring, or arranging the acquisition of, that Acquisition Candidate by any person or entity other than the Company. In this Section 4.1.6 "Acquisition Candidate" means any person or entity engaged in any of the businesses of providing temporary personnel staffing, personnel placement, staff leasing, professional employer organization, training or business solutions or other consulting services, and (i) which was called on by WORK, the Company or any subsidiary of WORK or the Company in connection with the possible acquisition by WORK, the Company or any such subsidiary of that person or entity, or (ii) with respect to which WORK, the Company or any subsidiary of WORK or the Company has made an acquisition analysis.

          4.2 Rights and Remedies upon Breach. If the Executive breaches or threatens to commit a breach of the Restrictive Covenants, the Company shall have the following rights and remedies, each of which shall be independent of the others and severally enforceable, and each of which is in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity:

               4.2.1 Specific Performance. The right and remedy to have the Restrictive Covenants specifically enforced by any court of competent jurisdiction, it being agreed that any breach or threatened breach of the Restrictive Covenants would cause irreparable injury to the Company and that money damages would not provide an adequate remedy to the Company.

               4.2.2 Accounting. The right and remedy to require the Executive to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits derived or received by the Executive as the result of any transaction constituting a breach of the Restrictive Covenants.

          4.3 Severability of Covenants. The Executive acknowledges and agrees that the Restrictive Covenants are reasonable and valid in geographical and temporal scope and in all other respects. If any court determines that any of the Restrictive Covenants, or any part thereof, is invalid or unenforceable, the remainder of the Restrictive Covenants shall not thereby be affected and shall be given full effect, without regard to the invalid portions.

          4.4 Reformation. If any court determines that any Restrictive Covenant, or any part thereof, is unenforceable because of the duration or geographic scope of such provision, such court shall have the power to reduce the duration or scope of such provision, as the case may be, and, in its reduced form, such provision shall then be enforceable.

          4.5 Enforceability in Jurisdictions. The Company and the Executive intend to and hereby confer jurisdiction to enforce the Restrictive Covenants upon the courts of any jurisdiction within the geographical scope of the Restrictive Covenants. If the courts of any one or more of such jurisdictions hold the Restrictive Covenants unenforceable by reason of the breadth of such scope or otherwise, it is the intention of the Company and the Executive that such determination not bar or in any way affect the Company's right to the relief provided above in the courts of any other jurisdiction within the geographical scope of the Restrictive Covenants, as to breaches of such covenants in such other respective jurisdictions, such covenants as they relate to each jurisdiction being, for this purpose, severable into diverse and independent covenants.

          4.6 Enforceability of Covenants Under Acquisition Agreement. Notwithstanding anything to the contrary set forth in this Agreement, nothing herein shall limit or impair in any way the separate and independent enforceability of the non-competition covenants set forth in Article X of the Acquisition Agreement, which covenants shall be and remain separate and independent covenants enforceable in accordance with their term.

     5.   Termination.

          5.1 Termination upon Death. If the Executive dies during the Employment Term, this Agreement shall terminate, except that the Executive's legal representatives, successors, heirs or assigns shall be entitled to receive the Annual Salary, the Additional Compensation and other accrued benefits, if any, earned up to the date of the Executive's death; provided, however, if any Additional Compensation or other benefits are governed by the provisions of any written employee benefit plan or policy of the Company, any written agreement contemplated thereunder or any other separate written agreement entered into between the Executive and the Company, the terms and conditions of such plan, policy or agreement shall control in the event of any discrepancy or conflict with the provisions of this Agreement regarding such Additional Compensation or other benefit upon the death, termination or disability of the Executive.

INSERT FOR PROFESSIONAL CONSULTING

[            5.2  Termination for Cause.  At any time during the Employment
Term, the Company shall have the right, exercisable by serving notice effective in accordance with its terms, to terminate the Executive's employment under this Agreement and discharge the Executive for Cause. If such right is exercised, the Company's obligation to the Executive shall be limited to the payment of any unpaid Annual Salary, Additional Compensation and other benefits, if any, accrued up to the effective date specified in the Company's notice of termination (which date shall not be retroactive). As used in this Section 5.2 and elsewhere in this Agreement, the term "Cause" shall mean:

               5.2.1 Earn Out Period. During the Earn Out Period (as defined in Section 5.3), that a majority of the Board of Directors shall have determined, and a majority of the Board of Directors of WORK shall have concurred, that (i) the Executive has grossly neglected his duties, and such gross neglect of duty continues for ten days after notice from the Company, (ii) the Executive has willfully and persistently failed or refused to follow the reasonable policies and directives established by the Board of Directors and such failure or refusal continues for ten days after notice from the Company, without good reason or objection by the Executive
     (iii) the Executive has embezzled money or other assets or properties of the Company or any subsidiary or affiliate of the Company, (iv) the Executive's employment performance has been substantially impaired by chronic absenteeism, alcoholism or drug addiction, or (v) the Executive has exhibited gross moral turpitude relevant to his office or employment with the Company or any subsidiary or affiliate of the Company.

               5.2.2 After the Earn Out Period. After the Earn Out Period, that a majority of the Board of Directors shall have determined, and a majority of the Board of Directors of WORK shall have concurred, that (i) there has been a material breach by the Executive of the terms of this Agreement or the Executive has neglected his duties, and such breach or neglect of duty continues for ten days after notice from the Company, (ii) the Executive has willfully and persistently failed or refused to follow the reasonable policies and directives established by the Board of Directors and such failure or refusal continues for ten days after notice from the Company, (iii) the Executive has wrongfully misappropriated money or other assets or properties of the Company or any subsidiary or affiliate of the Company, (iv) the Executive has been convicted of any felony or other serious crime, (v) the Executive's employment performance has been substantially impaired by chronic absenteeism, alcoholism or drug addiction, or (vi) the Executive has exhibited gross moral turpitude relevant to his office or employment with the Company or any subsidiary or affiliate of the Company.]

INSERT FOR ALL OTHER COMPANIES

[         5.3  Termination for Cause.  At any time during the Employment Term, the Company shall have the right, exercisable by serving notice effective in accordance with its terms, to terminate the Executive's employment under this Agreement and discharge the Executive for Cause. If such right is exercised, the Company's obligation to the Executive shall be limited to the payment of any unpaid Annual Salary, Additional Compensation and other benefits, if any, accrued up to the effective date specified in the Company's notice of termination (which date shall not be retroactive). As used in this Section 5.2 and elsewhere in this Agreement, the term "Cause" shall mean that a majority of the Board of Directors shall have determined, and a majority of the Board of Directors of WORK shall have concurred, that (i) there has been a material breach by the Executive of the terms of this Agreement or the Executive has neglected his duties, and such breach or neglect of duty continues for ten days after notice from the Company, (ii) the Executive has willfully and persistently failed or refused to follow the reasonable policies and directives established by the Board of Directors or executive officers of the Company senior to the Executive and such failure or refusal continues for ten days after notice from the Company, (iii) the Executive has wrongfully misappropriated money or other assets or properties of the Company or any subsidiary or affiliate of the Company, (iv) the Executive has been convicted of any felony or other serious crime, (v) the Executive's employment performance has been substantially impaired by chronic absenteeism, alcoholism or drug addiction, or (vi) the Executive has exhibited gross moral turpitude relevant to his office or employment with the Company or any subsidiary or affiliate of the Company.]

INSERT FOR COMPANIES WITH EARN-OUT AGREEMENTS

[         5.4  Termination Without Cause.  During the period beginning on the
Commencement Date and ending on ____________ (the "Earn-Out Period"), the Company shall have no right to terminate Employee without cause. After the Earn-Out Period, the Company shall have the right, exercisable by serving notice effective in accordance with its terms, to terminate the Executive's employment under this Agreement and discharge the Executive without Cause. If such right is exercised, the Company's obligation to the Executive shall be as set forth in
Section 5.5 below.]

INSERT FOR ALL OTHER COMPANIES

[         5.5  Termination Without Cause.  At any time during the period beginning on the first anniversary of the Commencement Date and continuing through the end of the Employment Term, the Company shall have the right, exercisable by serving notice effective in accordance with its terms, to terminate the Executive's employment under this Agreement and discharge the Executive without Cause. If such right is exercised, the Company's obligation to the Executive shall be as set forth in Section 5.5 below.]

          5.6 Termination upon Disability. If during the Employment Term the Executive becomes physically or mentally disabled, whether totally or partially, as evidenced by the written statement of a competent physician licensed to practice medicine in the United States, so that the Executive is unable to substantially perform his services hereunder for (i) a period of six consecutive months, or (ii) for shorter periods aggregating six months during any period of twelve consecutive months, the Company may at any time after the last day of the six consecutive months of disability or the day on which the shorter periods of disability equal an aggregate of six months within a period of twelve consecutive months, by written notice to the Executive, terminate the Executive's employment hereunder. If such right is exercised, the Company's obligation to the Executive shall be as set forth in Section 5.5 below.

          5.7 Severance Benefit. If at any time during or after the Employment Term, the Executive's employment by the Company is terminated for any reason other than (i) a termination for Cause under Section 5.2, (ii) his voluntary resignation, or (iii) his death, then for a period of twelve months following the date of termination of the Executive's employment (the "Severance Benefit Period"), the Company shall continue to (a) pay to the Executive the amount of Annual Salary in effect at the date of termination of his employment and (b) at the Company's expense, continue to include the Executive and his eligible dependents under the coverage of all group health, medical and dental insurance policies, plans and programs maintained by the Company during Severance Benefit Period for the Company's employees, or management employees, generally. The Company's obligation to perform the obligations listed in subsections (a) and (b) of this Section will not be reduced by the Executive's employment by another employer during the Severance Benefit Period, and the Executive shall have no obligation to mitigate damages by seeking such employment.

     6. Insurance. The Company may, from time to time, apply for and take out, in its own name and at its own expense, naming itself or others as the designated beneficiary (which it may change from time to time), policies for health, accident, disability or other insurance upon the Executive or his life, in any amount or amounts that it may deem necessary or appropriate to protect its interest. The Executive agrees to aid the Company in procuring such insurance by submitting to reasonable medical examinations and by filling out, executing and delivering such applications and other instruments in writing as may reasonably be required by an insurance company or companies to which any application or applications for insurance may be made by or for the Company.

     7.   Other Provisions.

          7.1 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission or, if mailed, five days after the date of deposit in the United States mail, as follows:

               if to the Company, to:

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                    ------------------------

                    ------------------------,

                    Telecopy:
                             ----------------

               with a copy to:

                    Work International Corporation
                    700 Louisiana, Suite 3900
                    Houston, Texas 77002
                    Attn.: Monte R. Stephens
                           Vice President and Chief Acquisitions Officer
                    Telecopy No.: (713) 225-6104
               if to the Executive, to:

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                    ------------------------

                    ------------------------,

                    Telecopy:
                             ----------------


     Either party may change its address for notice hereunder by notice to the other party.

          7.2 Entire Agreement. This Agreement contains the entire agreement and understanding between the parties with respect to its subject matter and supersedes all prior agreements, written or oral, with respect thereto; provided, however, that nothing herein shall in any way limit the obligation, rights or liabilities of the parties under any written stock option agreement separately entered into by the parties.

          7.3 Waivers and Amendments. This Agreement may be amended, modified, superseded, canceled, renewed or extended, and the terms and conditions hereof may be waived, only by a written instrument signed by the parties or, in the case of a waiver, by the party waiving compliance. No delay on the part of any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any right, power or privilege hereunder, nor any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder.

          7.4  Governing Law; Venue.  This Agreement, except as set forth in
Section 4.5 hereof, shall be governed by, and construed in accordance with, the laws of the State of _________________ without reference to principles governing choice or conflicts of law.

          7.5 Assignment. This Agreement, and any rights and obligations hereunder, may not be assigned by any party hereto without the prior written consent of the other party, except that the Company may assign this Agreement to any of its subsidiaries or affiliates without the Executive's consent provided such assignment does not diminish any of the Executive's benefits or rights, or increase in any material respect any of the Executive's obligations, hereunder.

          7.6 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          7.7 Headings. The headings in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.


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